EXHIBIT 10.8

POWER OF ATTORNEY

BY THIS POWER OF ATTORNEY (this “Power of Attorney”) made on September 22, 2023, Khoo Ee Hiang, a Malaysian citizen with Identification No.: ***** (the “Grantor”), hereby irrevocably and unconditionally nominates, authorises, and appoints:

NKP Holdings Ltd., a BVI business company organized and existing under the laws of the British Virgin Islands, with its registered address at Harneys Corporate Services Limited, Craigmur Chambers, Road Town, Tortola VG 1110, British Virgin Islands (the “Attorney”),

as the true and lawful agent and attorney of the Grantor, to do or execute all or any of the acts and things hereinafter mentioned for and on behalf of the Grantor as a registered member of Kong Hwee Iron Works & Construction (M) Sdn. Bhd., a limited liability company organized and existing under the laws of Malaysia, with its address at No. 37A Jalan Seruling 2, Taman Sri Kulai Baru 2, Kulai, Johor, Malaysia. (“Company”), that is to say:

(1)

to exercise all rights, powers and privileges attaching to the shares held by the Grantor in the Company or otherwise capable of being exercised by the registered member of those shares; holder of the Shares, including (without limitation), to sell, transfer, exchange or otherwise dispose of those shares on such terms as the Attorney in its absolute discretion sees fit, and for such purpose to do all such acts and things and execute all such deeds and other documents as the Attorney in its absolute discretion sees fit;

(2)	to attend and vote at a meeting of the members of the Company as the Grantor’s representative and / or to appoint proxies to attend and vote at meetings of the members of the Company;

(3)

to execute shareholders’ agreements and any other agreements or documents to be executed amongst the members of the Company and agree to termination, revocation or amendment of the same from time to time;

(4)

to give and issue any and all consents as may be required from time to time that a member is entitled or required to give or issue including but not limited to any right, action, or waiver to be exercised by the Grantor;

(5)	to execute all agreements or other documents and do all acts or things as may be required by the Company;

(6)	to delegate one or more of the powers conferred on it by this power of attorney to an officer or officers appointed for that purpose by its board of directors by resolution or otherwise; and

(7)

generally to do or cause to be done for and on behalf of the Grantor all lawful acts and things whatsoever which the Attorney in its discretion deems necessary or incidental to the acts, things, agreements or other documents expressly mentioned herein,

[subject always to the Attorney acting: (i) in accordance with, or not contrary to, the instructions and directions of the board of directors of the Company; and (ii) in a manner such that the rights of the Grantor are not materially and adversely affected without the Grantor’s consent, in executing any of the above-mentioned actions.]

1

AND THE GRANTOR DECLARES THAT:

(A)	the powers and authorities given by this Power of Attorney shall be irrevocable and shall remain in full force and effect as long as the Grantor remains a member of the Company;

(B)

all agreements or documents, where executed by the Attorney, shall be valid and effective as if executed by the Grantor itself, and if so executed by the Attorney the Grantor hereby agrees to approve, confirm and ratify all and whatsoever the Attorney shall lawfully do or cause to be done by virtue of this Power of Attorney. The Grantor will indemnify and will keep indemnified the Attorney and the Company against all claims, demands, costs, damages, losses and expenses, howsoever arising, consequent upon the lawful exercise of all or any of the powers and authorities contained in this Power of Attorney; and

(C)	this Power of Attorney shall be governed by, and construed in accordance with, the laws of Malaysia.

Signed, Sealed, Delivered as a Deed by	)
Khoo Ee Hiang	)
in the presence of:	)

Witness’ signature

Name:
Identification no.:

2